SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported)  August 25, 1995

                                 THE SOUTHERN COMPANY

                (Exact name of registrant as specified in its charter)


                    Delaware                1-3526            58-0690070

          (State or other jurisdiction  (Commission     (IRS Employer
                of incorporation)           File Number)     Identification
          No.)


            64 Perimeter Center East, Atlanta, Georgia               30346

            (Address of principal executive  offices)                  (Zip
          Code)


          Registrant's  telephone number,  including area code:  (770) 393-
          0650

                                        N/A

            (Former name or former address, if changed since last report.)

          Item 5.   Other Events.

               On August 25, 1995, Southern Electric International, Inc. ("Southern Electric"), a wholly-owned subsidiary of The Southern Company ("Southern"), and South Western Electricity plc, a public limited company organized under the laws of England and Wales ("SWEB"), announced that they had reached agreement on the terms of a recommended revised cash offer (the "Revised Offer") for the acquisition of the whole of the ordinary share capital of SWEB not already owned by Southern and its subsidiaries and subsidiary undertakings (the "Southern Group"). Southern Electric and SWEB also announced their agreement that, if the Revised Offer becomes wholly unconditional, SWEB will pay a special dividend (the "Special Dividend") of 65p (net) per share to all shareholders on the register at the close of business on August 24, 1995. The Special Dividend will be paid at the same time as consideration is first paid to SWEB shareholders pursuant to the Revised Offer.

               The Revised Offer will be made on the basis of (Pound Sterling)9 in cash, plus the ability to retain the Special Dividend, for each SWEB Share validly tendered. In addition, apart from SWEB shareholders who purchased their shares 'ex' the right to receive such dividend, SWEB shareholders who validly accept the Revised Offer (including either of the Revised Alternatives) will retain the final dividend of 20.3p (net) per SWEB Share for the year ended March 31, 1995, which is payable on October 2, 1995 to shareholders on the register at the close of business on July 25, 1995.

               SWEB shareholders who validly accept the Revised Offer may elect, in respect of all or part of their holdings of SWEB Shares, to receive interest-bearing subordinated unsecured exchangeable bonds ("GRID Bonds") of Southern Investments UK Public Limited Company, a public limited company organized under the laws of England and Wales and a wholly-owned subsidiary of Southern ("Southern UK"), instead of part of their entitlement to cash under the Revised Offer on the basis of (Pound Sterling)7 in cash and (Pound Sterling)2 nominal value of GRID Bonds (and the ability to retain the Special Dividend) for each SWEB Share validly tendered. The terms of the GRID Bonds will be as described in the Current Report on Form 8-K of Southern dated July 13, 1995. No GRID Bonds will be issued under the Revised GRID Bonds Alternative unless valid acceptances for that Alternative are received which would result in the issue of at least (Pound Sterling)10 million nominal value of GRID Bonds.

               SWEB shareholders who validly accept the Revised Offer may also elect to receive Loan Notes of Southern UK in lieu of all or part of the consideration to which they would otherwise be entitled under the Revised Offer. The Loan Note Alternative will be available on the basis of (Pound Sterling)1 nominal value of Loan Notes for every (Pound Sterling)1 of cash consideration.

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






          The Loan Notes, which will be unlisted, will be unsecured obligations of Southern UK and will bear interest payable semi-annually in arrears on June 30 and December 31 in each year at a rate equal to 1% below the London Inter-Bank Offered Rate for six months British pounds sterling funds for each interest period. The Loan Notes will be redeemable at the option of the holders at semi-annual intervals commencing on June 30, 1996 until June 30, 2002, when all outstanding Loan Notes will be redeemed.

               Southern UK will make appropriate proposals to option holders under the SWEB Share Option Schemes in due course.

               As of August 31, 1995, the Southern Group owned 33,294,904 SWEB Shares, constituting approximately 29.9% of SWEB's issued share capital.

               The Revised Offer values the whole of the issued share capital of SWEB at approximately (Pound Sterling)1.1 billion (approximately U.S. $1.8 billion). The Revised Offer is to be financed by the issue and underwriting of the Loan Notes, which are non-recourse to Southern, and by facilities made available to Southern by lending institutions.

               The Revised Offer will be made on the terms and subject to the conditions of a formal Revised Offer document to be despatched to SWEB shareholders (including the conditions and certain further terms set forth in Appendix 1 attached hereto).

               Terms used and not otherwise defined herein or in Appendix 1 shall have the meanings set forth in Appendix 2. References herein to "(Pound Sterling)" and "p" are to British pounds sterling and British pence, respectively.

               THE REVISED OFFER IS NOT BEING MADE, DIRECTLY OR INDIRECTLY, IN OR INTO, OR BY USE OF THE MAILS OF, OR BY ANY MEANS OR INSTRUMENTALITY (INCLUDING, WITHOUT LIMITATION, FACSIMILE TRANSMISSION, TELEX OR TELEPHONE) OF INTERSTATE OR FOREIGN COMMERCE OF, OR OF ANY FACILITY OF A NATIONAL SECURITIES EXCHANGE OF, THE UNITED STATES AND THE REVISED OFFER CANNOT BE ACCEPTED BY ANY SUCH USE, MEANS, INSTRUMENTALITY OR FACILITY OR FROM WITHIN THE UNITED STATES, CANADA OR AUSTRALIA.

               THE LOAN NOTES, THE GRID BONDS AND THE SHARES INTO WHICH THE GRID BONDS MAY BE EXCHANGEABLE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ACCORDINGLY, THE LOAN NOTES, THE GRID BONDS AND THE SHARES INTO WHICH THE GRID BONDS MAY BE EXCHANGEABLE MAY NOT BE OFFERED, SOLD OR EXCHANGED IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. TERMS USED IN THIS PARAGRAPH HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

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










                                   SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE SOUTHERN COMPANY


                                           By: /s/Patricia L. Roberts
                                              Name:   Patricia L. Roberts
                                              Title:  Assistant Secretary



          Date:     September 7, 1995































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                                      APPENDIX 1

          Conditions and certain further terms of the Revised Offer and the Revised Alternatives

          Part A:  Conditions of the Revised Offer


          The Revised Offer (which in this Appendix is deemed to include, where relevant, references to the Revised Alternatives) will be subject to the following conditions:

          (a) valid acceptances being received (and not, where permitted, withdrawn) by not later than 1:00 p.m. on September 15, 1995 (or such later time(s) and/or date(s) as Southern UK may, with the consent of the Panel, decide) in respect of not less than 90 percent (or such lower percentage as Southern UK may decide) in nominal value of the SWEB Shares to which the Revised Offer relates, provided that this condition shall not be satisfied unless Southern UK and its subsidiaries shall have acquired or agreed to acquire (whether pursuant to the Revised Offer or otherwise) shares in SWEB carrying more than 50 percent of the voting rights exercisable at a general meeting of SWEB. For the purposes of this condition:

               (i) shares which have been unconditionally allotted shall be deemed to carry the voting rights they will carry upon their being entered in the register of members of SWEB; and

               (ii) the expression "SWEB Shares to which the Revised Offer relates" shall mean (i) SWEB Shares issued or allotted on or before the date the Revised Offer is made and
                    (ii) SWEB Shares issued or allotted after that date but before the time at which the Revised Offer becomes unconditional as to acceptances but excluding any SWEB Shares which, on the date the Original Offer was made, were held or (otherwise than under such a contract as is described in Section 428(5) of the Companies Act
                    1985) contracted to be acquired by Southern UK and/or its associates (within the meaning of Section 430E of the Companies Act 1985);

          (b) an announcement being made by the UK Office of Fair Trading indicating in terms satisfactory to Southern UK that it is not the intention of the Secretary of State for Trade and Industry to refer the proposed acquisition of SWEB by Southern UK, or any matter arising therefrom, to the Monopolies and Mergers Commission and the European Commission indicating in terms satisfactory to Southern UK that it does not intend to initiate proceedings under
               Article 6(1)(c) of Council Regulation (EEC) 4064/89 or make a referral to a competent authority in the United Kingdom under Article 9(1) of such Regulation in respect of the proposed acquisition of SWEB by Southern UK or any matter arising therefrom;

          (c) the Director General of Electricity Supply indicating in terms satisfactory to Southern UK that it is not his intention to seek any modification to one or more of the licenses held by SWEB under the Electricity Act 1989 and SWEB not agreeing to any such modification, except, in either case, on terms satisfactory to Southern UK;

          (d) the Director General of Electricity Supply not seeking undertakings from any member of the Southern Group or any member of the SWEB Group except on terms satisfactory to Southern UK;

          (e) no government or governmental, quasi-governmental, supranational, statutory, regulatory or investigative body, court, trade agency, professional association, environmental body or any other person or body whatsoever in any jurisdiction (each a "Third Party") having instituted, implemented or threatened any action, proceeding, suit, investigation, enquiry or reference or made, proposed or enacted any statute, regulation or order or having done anything which would or might reasonably be expected to:

               (i) make the Revised Offer or its implementation, or the acquisition or the proposed acquisition by The Southern Company or any of its subsidiaries or subsidiary undertakings or associated companies (including any joint venture, partnership, firm or company in which any member of the Southern Group is interested) or any company in which any such member has a substantial interest (being a direct or indirect interest of 20% or more of the voting equity share capital thereof) (the "wider Southern Group") of any shares in, or control of, SWEB, void, illegal or unenforceable, or otherwise restrain, prohibit, restrict or delay the same or impose additional material conditions or material obligations with respect thereto, or otherwise materially challenge or interfere therewith;

               (ii) require or prevent a divestiture by any member of the wider Southern Group of any shares in SWEB;

               (iii) require or prevent the divestiture or materially alter the terms envisaged for any proposed divestiture by any member of the wider Southern Group or by SWEB or any of SWEB's subsidiaries or subsidiary undertakings or associated companies (including any joint venture, partnership, firm or company in which any member of the SWEB Group is interested) or any company in which any such member has a substantial interest (being a direct or indirect interest of 20% or more of the voting equity share capital thereof) (the "wider SWEB Group") of all or any portion of their respective businesses, assets or property or impose any limitation on the ability of any of them to conduct their respective businesses (or any of them) or own their respective assets or properties or any part thereof;

               (iv) impose any limitation on the ability of any member of the wider Southern Group to acquire, directly or indirectly, or to hold or to exercise effectively any rights of ownership of shares in SWEB or shares in any member of the wider SWEB Group or to exercise effectively rights of control over any business carried out by a member of the wider SWEB Group;

               (v) impose any material limitation on the ability of any member of the wider SWEB Group to coordinate its business, or any part of it, with the businesses of any other members; or

               (vi) otherwise materially and adversely affect the business, profits or prospects of SWEB and its subsidiaries and subsidiary undertakings ("the SWEB Group");

          (f) all necessary filings having been made in connection with the Revised Offer and all statutory or regulatory obligations in any jurisdiction having been complied with in connection with the Revised Offer or the acquisition by any members of the wider Southern Group of any shares in, or control of, SWEB and all authorizations, orders, recognitions, grants, consents, clearances, confirmations, licenses, permissions and approvals reasonably deemed necessary or appropriate by Southern UK or any member of the wider Southern Group for or in respect of the Revised Offer (including, without limitation, its financing (which expression includes, without limitation, any borrowing of any monies or the entry into of any underwriting agreement or the giving of any guarantee or security) and implementation) or the proposed acquisition of SWEB by any member of the wider Southern Group or in relation to the affairs of any member of the wider SWEB Group having been obtained in terms and in a form reasonably satisfactory to Southern UK from all appropriate Third Parties and all such authorizations, orders, recognitions, grants, consents, clearances, confirmations, licenses, permissions and approvals remaining in full force and effect and there being no notice of an intention to revoke the same at the time at which the Revised Offer becomes otherwise unconditional and all necessary statutory or regulatory obligations in any jurisdiction having been complied with, the failure to comply with which would be material in the context of the Revised Offer or of the SWEB Group;

          (g) all applicable waiting periods and any other time periods during which any Third Party could institute, implement or threaten any action, proceedings, suit, investigation, enquiry or reference under the laws of any jurisdiction, having expired, lapsed or been terminated;

          (h) there being no provision of any arrangement, agreement, license or other instrument to which any member of the wider SWEB Group is a party or by or to which any such member or any of its respective assets may be bound or be subject, and which, in consequence of the proposed acquisition by any member of the wider Southern Group of some or all of the share capital of SWEB or because of a change in the control or management of SWEB or otherwise, would or might reasonably be expected to result in:

               (i) any moneys borrowed by or any indebtedness (actual or contingent) of any member of the SWEB Group becoming or becoming capable of being declared repayable immediately or prior to their stated maturity or the ability of any such member to borrow monies or incur any indebtedness being withdrawn or inhibited;

               (ii) the creation or enforcement of any mortgage, charge or other security interest whenever existing or having arisen over the whole or any part of the business, property or assets of any member of the SWEB Group;

               (iii) any such arrangement, agreement, license or instrument being terminated or adversely modified or any adverse action being taken or any onerous obligation arising thereunder;

               (iv) any assets or interests of any member of the SWEB Group being or failing to be disposed of or charged or any right arising under which any such asset or interest could be required to be disposed of or charged;

               (v) any member of the SWEB Group ceasing to be able to carry on business under any name under which it presently does so;

               (vi) the rights, liabilities, obligations or interests of any member of the wider SWEB Group under any such arrangement, agreement, license or instrument or in or with any firm or body or the business of any member of the wider SWEB Group with any person (or any arrangement or arrangements relating to any such interest or business) being terminated, modified or adversely affected in such a way as to be material in the context of the SWEB Group; or

               (vii) the financial or trading position or prospects of any member of the SWEB Group being adversely affected;

          (i) no member of the wider SWEB Group having, since March 31, 1995 (except as disclosed in the SWEB Report and Accounts for the year ended March 31, 1995 and/or announced to the London Stock Exchange since July 17, 1995 and prior to August 25, 1995):

               (i) issued or agreed to issue or authorized or proposed the issue of additional shares of any class, or securities convertible into, or rights, warrants or options to subscribe for or acquire, any such shares or convertible securities (save for issues to SWEB or wholly-owned subsidiaries of SWEB and save for options granted under the SWEB Share Option Schemes before July 13, 1995 or the issue of any SWEB Shares allotted upon exercise of options granted before July 13, 1995 under the SWEB Share Option Schemes);

               (ii) declared, paid or made or proposed to declare, pay or make any bonus, dividend or other distribution other than to another member of the SWEB Group and save for the final dividend of 20.3p (net) per SWEB Share for the year ended March 31, 1995, which is payable on October 2, 1995 to SWEB shareholders on the register at the close of business on July 25, 1995 and the proposed special interim dividend of 65p (net) per SWEB Share which it is proposed should be paid to SWEB shareholders on the register at the close of business on August 24, 1995 subject to the Revised Offer becoming unconditional in all respects;

               (iii) save for intra SWEB Group transactions, authorized or proposed or announced its intention to propose any change in its loan capital;

               (iv) save for intra SWEB Group transactions, authorized or announced its intention to propose any merger, demerger, reconstruction, amalgamation or acquisition or disposal of material assets or of shares in any undertaking, other than in the ordinary course of business;

               (v) issued any debentures or (save in the ordinary course of business and save for intra SWEB Group transactions) incurred any indebtedness or contingent liability;

               (vi) announced any proposal to purchase any of its own shares or purchased any such shares;

               (vii) disposed of, transferred, mortgaged or encumbered any material assets or any right, title or interest in any material asset or entered into any contract, transaction or commitment (whether in respect of capital expenditure or otherwise) which is of a long term, onerous or unusual nature or magnitude, or which could involve an obligation of such a nature or magnitude;

               (viii) entered into any material contract, transaction or arrangement otherwise than in the ordinary course of business;

               (ix) entered into any contract, transaction or arrangement which would be materially restrictive on the business of any member of the SWEB Group;

               (x) waived or compromised any claim otherwise than in the ordinary course of business; or

               (xi) entered into an agreement or arrangement or passed any resolution or made any proposal with respect to any of the transactions, matters or events referred to in this paragraph(i);

          and for the purpose of paragraphs (ii), (iii), (iv) and (v) of this condition, the term "SWEB Group" shall mean SWEB and its wholly-owned subsidiaries;

          (j) since March 31, 1995, there having been no adverse change in the business, financial or trading position or profits or prospects of the SWEB Group;

          (k) no litigation, arbitration proceedings, prosecution or other legal proceedings to which any member of the wider SWEB Group is or may become a party (whether as plaintiff or defendant or otherwise) and no investigation by any Third Party against or in respect of any member of the wider SWEB Group having been threatened in writing, announced or instituted or remaining outstanding by, against or in respect of any member of the wider SWEB Group and no contingent liability having, since March 31, 1995, arisen or become apparent to Southern UK which might in any case materially and adversely affect the SWEB Group;

          (l) Southern UK not having discovered (i) that the financial or business information disclosed at any time by SWEB either contains a material misrepresentation of fact or omits to state a material fact necessary to make the information contained therein not misleading, (ii) any information which materially affects the import of any information disclosed at any time by the SWEB Group or (iii) that any partnership, company or other entity in which any member of the SWEB Group has a significant economic interest and which is not a subsidiary undertaking (as defined in the Companies Act
               1985) of SWEB is subject to any material liability, contingent or otherwise, which is not disclosed in the

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






               Annual Report and Accounts of SWEB for the financial year ended March 31, 1995; and

          (m) in relation to any release, emission, disposal or other fact or circumstance which causes or is likely to cause pollution of the environment or harm to human health, no past or present member of the wider SWEB Group having, in any manner, (i) committed any material violation of any laws, statutes, ordinances, regulations or other requirements of any Third Party and/or (ii) incurred any material liability (whether actual or contingent) to any of the foregoing.

          Southern UK will reserve the right to waive, in whole or in part, all or any of the above conditions apart from condition (a).

          The Revised Offer will lapse unless all of the conditions have been fulfilled or (if capable of waiver) waived by midnight on the twenty first day after the date on which condition (a) is fulfilled (or such later date as Southern UK may with the consent of the Panel decide). Southern UK shall not be obliged to treat any conditions relating to the absence of any particular action or matter as satisfied until the latest date for the fulfillment of all conditions referred to in the previous sentence.

          The Revised Offer will lapse if the acquisition of SWEB by Southern UK is referred to the Monopolies and Mergers Commission or if the European Commission either initiates proceedings under
          Article 6(1)(c) of Council Regulation (EEC) 4064/89 or makes a referral to a competent authority of the United Kingdom under
          Article 9(1) of that Regulation before the date on which the Revised Offer becomes or is declared unconditional as to acceptances. In such circumstances, the Revised Offer will cease to be capable of further acceptance and persons accepting the Revised Offer and Southern UK shall thereupon cease to be bound by acceptances delivered on or before the date on which the Revised Offer so lapses.

















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






          Part B:   Certain further terms of the Revised Offer and the
          Revised Alternatives

          The Revised Offer is not being made, directly or indirectly, in or into, or by use of the mails of, or by any means or instrumentality (including, without limitation, facsimile transmission, telex or telephone) of interstate or foreign commence of, or of any facility of a national securities exchange of, the United States and the Revised Offer cannot be accepted by any such use, means, instrumentality or facility or from within the United States, Canada or Australia.

          The Loan Notes and the GRID Bonds to be issued pursuant to the Revised Offer have not been and will not be registered under the United States Securities Act of 1933 (as amended) or under any of the relevant securities laws of Canada or Australia.
          Accordingly, the Loan Notes and the GRID Bonds may not be offered, sold or delivered, directly or indirectly, in the United States, Canada or Australia. In addition, neither Loan Notes nor GRID Bonds may be offered, sold or delivered to any United States person (as defined in the United States Internal Revenue Code).
































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






                                      APPENDIX 2

                                     Definitions

          The following definitions apply throughout this announcement, unless the context requires otherwise:

           "Code"                      The City Code on Takeovers and
                                       Mergers in the United Kingdom

           "GRID Bonds"                the proposed interest-bearing
                                       subordinated unsecured exchangeable
                                       bonds of Southern UK to be issued
                                       in registered form to those SWEB
                                       shareholders who elect for the
                                       Revised GRID Bonds Alternative


           "Loan Notes"                the variable rate unsecured loan
                                       notes of Southern UK to be issued
                                       pursuant to the Loan Note
                                       Alternative.
           "Loan Note Alternative"     the alternative whereby persons who
                                       validly accept the Revised Offer
                                       may elect to receive Loan Notes
                                       instead of all or part of the cash
                                       to which they would otherwise be
                                       entitled under the Revised Offer or
                                       the Revised GRID Bonds Alternative

           "Original Offer"            the offer by Southern UK for SWEB
                                       Shares, as set out in the Original
                                       Offer Document


           "Original Offer Document"   the offer document dated July 17,
                                       1995 issued by SBC Warburg on
                                       behalf of Southern UK
           "Panel"                     The Panel on Takeovers and Mergers

           "Revised Alternatives"      the Loan Note Alternative and the
                                       Revised GRID Bonds Alternative
           "Revised GRID Bonds         the alternative whereby persons who
           Alternative"                validly accept the Revised Offer
                                       may elect to receive GRID Bonds
                                       instead of part of the cash to
                                       which they would otherwise be
                                       entitled under the Revised Offer

           "Revised Offer"             the offer, including the Revised
                                       Alternatives, to be made by SBC
                                       Warburg on behalf of Southern UK to
                                       acquire SWEB Shares not already
                                       owned by the Southern Group at the
                                       time the Revised Offer is made and,
                                       where the context admits, any
                                       subsequent revision, variation,
                                       extension or renewal thereof

           "Southern" or "The          The Southern Company
           Southern Company"
           "Southern Group" or         Southern and its subsidiaries and
           "Group"                     subsidiary undertakings

           "Southern UK"               Southern Investments UK Public
                                       Limited Company, the subsidiary of
                                       The Southern Company that will make
                                       the Revised Offer

           "Special Dividend"          the proposed dividend of 65p (net)
                                       per SWEB Share which will, subject
                                       to the Revised Offer becoming
                                       wholly unconditional, be paid to
                                       SWEB shareholders, as described in
                                       this announcement
           "SWEB"                      South Western Electricity plc

           "SWEB Group"                SWEB and its subsidiaries and
                                       subsidiary undertakings
           "SWEB Share Option          the SWEB executive scheme and the
           Schemes"                    SWEB share-save scheme

           "SWEB Shares"               the existing issued and fully paid
                                       ordinary shares of 50p each in SWEB
                                       and any further such shares which
                                       are unconditionally allotted or
                                       issued before the date on which the
                                       Revised Offer closes (or such
                                       earlier date, not being earlier
                                       than the date on which the Revised
                                       Offer becomes unconditional as to
                                       acceptances, as Southern UK may
                                       decide)









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